EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Peerless Systems Corporation (the “Company”) hereby certifies that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended October 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2002	By:	/s/ HOWARD J. NELLOR
Howard J. Nellor President and Chief Executive Officer (Principal Executive Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Peerless Systems Corporation (the “Company”) hereby certifies that:

(i)    the accompanying Quarterly Report on Form 10-Q of the Company for the three months ended October 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2002	By:	/s/ WILLIAM R. NEIL
William R. Neil Vice President of Finance and Chief Financial Officer (Principal Financial and Accounting Officer)